UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 21, 2024
_____________________________
Endo, Inc.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	333-280767	30-1390281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Atwater Drive
Malvern,	Pennsylvania	19355
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 484-216-0000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None (1)

(1)	On June 28, 2024, Endo, Inc. common stock was quoted and began trading on the OTCQX® Best Market under the symbol “NDOI.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
Estimated Third Quarter and Full Year 2024 Financial Information.
Endo, Inc. (“Endo”) currently estimates total third quarter 2024 revenues and adjusted EBITDA (as described below) to be approximately $425 million and approximately $150 million, respectively. These estimates are generally in line with management’s expectations for the third quarter 2024. Additionally, Endo is reaffirming previously provided full year 2024 total revenue and adjusted EBITDA guidance ranges of between $1,720 million and $1,780 million and $635 million and $655 million, respectively. As previously announced, Endo plans to release its third quarter 2024 financial results on November 5, 2024.
The unaudited estimated financial data provided above for the fiscal quarter ended September 30, 2024 are preliminary, based upon Endo’s good faith estimates and subject to completion of Endo’s financial closing procedures. While Endo expects that its final financial results for the quarterly period ended September 30, 2024 will be consistent with the estimates set forth above, Endo’s actual results may differ materially from these estimates as a result of the completion of its financial closing procedures as well as final adjustments and other developments that may arise between now and the time that its financial results for this quarterly period are finalized. Estimates of results are inherently uncertain and subject to change, and Endo undertakes no obligation to update this information.
Research and Development
As previously announced, based on encouraging proof-of-concept study results, Endo initiated a Phase 2 clinical study in the fourth quarter of 2023 to assess XIAFLEX® in the treatment of plantar fasciitis (PFA). After data from this study is unblinded, which is expected to occur shortly, Endo plans to assess the data and then report topline results including, to the extent applicable, whether the primary endpoint was achieved. Endo expects results from the clinical study to inform its path forward and support its discussions with the U.S. Food and Drug Administration (FDA) with respect to PFA.
Impairments
Endo is in the process of completing its third quarter 2024 financial reporting close, which, among other things, includes the identification and assessment of potential asset impairment triggering events. Further, Endo has commenced its annual long-term planning process, which is expected to be completed later in the fourth quarter of 2024 and will perform its required annual impairment testing of indefinite-lived intangible assets during the fourth quarter 2024. Endo has not identified any market conditions or other factors that require intangible assets to be impaired as of the date of this filing; however, it is possible that impairment could occur as a result of the finalization of our third quarter financial reporting close, or in connection with the finalization of our long-term plan and completion of our annual indefinite-lived intangible asset impairment testing during the fourth quarter, and such impairments could be material. As of June 30, 2024, the carrying value of definite and indefinite-lived intangible assets was approximately $1,953.4 million and $298.3 million, respectively.
Non-GAAP Financial Measures
Endo utilizes certain financial measures that are not prescribed by or prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”), including EBITDA and Adjusted EBITDA as described below. Endo utilizes these financial measures, commonly referred to as “non-GAAP,” as supplements to financial measures determined in accordance with GAAP when evaluating Endo’s operating performance and Endo believes that they will be used by certain investors to measure Endo’s operating results. Endo believes that presenting these non-GAAP financial measures provides useful information about Endo’s performance across reporting periods on a consistent basis by excluding certain items, which may be favorable or unfavorable, pursuant to the procedure described below.
The initial identification and review of the adjustments necessary to arrive at these non-GAAP financial measures are performed by a team of finance professionals led by the Chief Accounting Officer in accordance with Endo’s Non-GAAP Policy, which is reviewed and approved annually by the Audit & Finance Committee of Endo’s Board of Directors. Endo tax professionals review and determine the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments as described below. Proposed adjustments, along with any items considered but excluded, are presented to the Chief Accounting Officer, Chief Financial Officer and/or the Chief Executive Officer for their consideration. The non-GAAP adjustments are presented to the Audit & Finance Committee on a quarterly basis as part of Endo’s standard procedures for preparation and review of the earnings release and other quarterly materials.
EBITDA and Adjusted EBITDA
EBITDA represents Net income (loss) before Interest expense, net; Income tax expense; depreciation; and amortization, each prepared in accordance with GAAP. Adjusted EBITDA further adjusts EBITDA by excluding expense or income related to: acquisitions and divestitures, such as amortization of intangible assets and of inventory step-up adjustments, certain employee-related charges, including earn-outs, separation, retention, or relocation costs, changes in the fair value of contingent consideration, transaction costs of executed deals, and integration or disintegration-related costs; certain amounts related to strategic review initiatives; certain cost reduction initiatives such as separation benefits, continuity payments, other exit costs; asset impairment charges; certain costs incurred in connection with debt or equity-financing activities, such as non-capitalizable transaction costs incurred in connection with a successful financing transaction and gains or losses associated with early repayments, extinguishment or modification of our debt instruments; litigation-related and other contingent matters; certain legal costs; gains or losses from the sales of businesses and other assets; gains or losses associated with discontinued operations, net of tax; foreign currency gains or losses on intercompany financing arrangements; reorganization items, net; the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments; stock-based compensation costs; and certain other items.
These non-GAAP financial measures are in addition to, and not a substitute for or superior to, and should not be considered in isolation from, measures of financial performance prepared in accordance with GAAP. Because adjusted financial measures exclude the effect of items that will increase or decrease Endo’s reported results of operations, Endo strongly encourages investors to review Endo’s consolidated financial statements and publicly filed reports in their entirety. Reconciliation of estimated third quarter adjusted EBITDA to the closest corresponding GAAP measure (Net income (loss)) is not available because Endo’s fiscal quarter closing procedures are not yet complete and Endo has not yet finalized its calculations of several factors necessary to provide the reconciliation without unreasonable efforts. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures presented by other companies. Other companies may calculate similarly titled financial measures differently.
The information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1934, as amended, except as expressly set forth in such statement.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements including, but not limited to any statements relating to financial guidance, estimates, expectations, plans or projections, potential impairment charges and any other statements that refer to expected, estimated, predicted or anticipated future results or that do not relate solely to historical facts. Statements including words such as "believes," "expects," "anticipates," "intends," "estimates," "plan," "will," "may," "look forward," "intends," "guidance," "future," “potential” or similar expressions are examples of forward-looking statements. Because these statements reflect Endo’s current views, estimates, expectations and beliefs concerning future events, they involve risks and uncertainties, some of which Endo may not currently be able to predict. Although Endo believes that these forward-looking statements and other information are based upon reasonable assumptions and expectations, readers should not place undue reliance on these or any other forward-looking statements and information. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: changes in competitive, market or regulatory conditions; changes in legislation or regulations; the ability to obtain and maintain adequate protection for intellectual property rights; the impacts of competition such as those related to XIAFLEX®; the timing and uncertainty of the results of both the research and development and regulatory processes; health care and cost containment reforms, including government pricing, tax and reimbursement policies; litigation and disputes; the performance including the approval, introduction and consumer and physician acceptance of current and new products; the performance of third parties upon whom we rely for goods and services; ongoing issues associated with our supply chain; our ability to develop and expand our product pipeline and to launch new products and to continue to develop the market for XIAFLEX® and other branded, sterile injectable or unbranded products; the effectiveness of advertising and other promotional campaigns; and the timely and successful implementation of business development opportunities and/or any other strategic priorities. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws. Additional information concerning risk factors, including those referenced above, can be found in press releases issued by Endo and in Endo’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Endo’s most recent Form 10-Q and its final prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with Endo’s Form S-1/A.
Item 9.01.    Financial Statements and Exhibits.

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO, INC.

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Secretary
Dated: October 21, 2024